EXHIBIT 23.1
                                                                    ------------






                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-65786, 333-39627, 333-34312, 333-57244, and 333-84312 of Datawatch
Corporation on Form S-8 of our report dated November 15, 2002 appearing in this Annual Report on Form 10-K of Datawatch Corporation for the year ended September 30, 2002.


/s/ Deloitte & Touche LLP


Boston, Massachusetts
December 24,  2002